EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Freestone Resources, Inc. (the “Company”) on Form 10-K/A for the year ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McGhan, Chief Executive Officer of the Company, and I, Paul Babb, Chief Financial Officer of the Company  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael McGhan
Michael McGhan Chief Executive Officer October 26, 2018

/s/Paul Babb
Paul Babb Chief Financial Officer October 26, 2018